SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

           Date  of  Report  (Date  of  earliest event reported):
                            January 25, 2000

                        BANK OF AMERICA CORPORATION,
                                On behalf of
                         THE NATIONSBANK 401(K) PLAN
           (Exact name of registrant as specified in its charter)

                                  Delaware
       (State or other jurisdiction of incorporation or organization)

                                   1-6523
                          (Commission File Number)

                                 56-0906609
                      (IRS Employer Identification No.)

                           100 North Tryon Street
                          Charlotte, North Carolina
                  (Address of principal executive offices)

                                  28255
                                (Zip Code)

                              (704) 386-5000
            (Registrant's telephone number, including area code)

         ITEM 5.  OTHER EVENTS.

                  Changes in Certifying Accountant of The NationsBank 401(k) Plan. PricewaterhouseCoopers LLP ("PWC") was dismissed as the independent accountants for The NationsBank 401(k) Plan (the "Plan") effective as of the close of business February 7, 2000. The reports of PWC on the financial statements of the Plan at December 31, 1998 and December 31, 1997 and for the three years ended December 31, 1998, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The decision to change accountants was recommended by the General Auditor of Bank of America Corporation and approved by the Corporate Benefits Committee of Bank of America Corporation. In connection with its audits for the two most recent fiscal years and through the date of dismissal, there have been no disagreements with PWC on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused PWC to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through the date of dismissal, there have been no reportable events pursuant to Item 304 (a)(1)(v) of Regulation S-K.

                  The Plan engaged Morris, Davis & Chan as its new independent accountants as of January 25, 2000. During the most recent two fiscal years and through the date of engagement, the Plan has not consulted with Morris, Davis & Chan on items regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Plan's financial statements; or (iii) the subject matter of a disagreement or reportable event with the Plan's former auditor pursuant to Item 304(a)(2) of Regulation S-K.

                  The Plan has provided a copy of this disclosure to PWC, and PWC has provided the Plan with a letter addressed to the SEC stating that it agrees with the statements set forth above. A copy of that letter, dated February 9, 2000, is filed as Exhibit 16 to this Form 8-K.

      ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         Exhibits.

                  The following exhibit is filed herewith:

      EXHIBIT NO.        DESCRIPTION OF EXHIBIT

      16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountant of The NationsBank 401(k) Plan

                               SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Bank of America Corporation Corporate Benefits Committee has duly caused this report to be signed on behalf of The NationsBank 401(k) Plan by the undersigned hereunto duly authorized.



                               THE NATIONSBANK 401(K) PLAN



                               By:      /s/ Charles D. Loring
                                        ------------------------
                                        Charles D. Loring
                                        Senior Vice President
                                        Bank of America Corporation


Dated:  February 10, 2000

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION OF EXHIBIT

16 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountant of The NationsBank 401(k) Plan

February 9, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Bank of America Corporation on behalf of The NationsBank 401(k) Plan (copy attached), which we understand will be filed with the Commission, pursuant to Item 5 of Form 8-K, as part of the Company's Form 8-K report to be filed on February 10, 2000. We agree with statements concerning our Firm in such Form 8-K.

Very truly yours,

/S/PricewaterhouseCoopers LLP
----------------------------------
PricewaterhouseCoopers LLP

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